UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2022

BROADCOM INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38449	35-2617337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1320 Ridder Park Drive, San Jose, California		95131
(Address of principal executive offices)		(Zip Code)

(408) 433-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	AVGO	The NASDAQ Global Select Market
8.00% Mandatory Convertible Preferred Stock, Series A, $0.001 par value	AVGOP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On April 18, 2022, Broadcom Inc. (the “Company”) completed the early settlement of its previously announced private offers to exchange (each, an “Exchange Offer” and, collectively, the “Exchange Offers”) certain specified series of its or its subsidiaries’ issued and outstanding notes (collectively, the “Existing Notes”) for new 4.926% Senior Notes due 2037 (the “New Notes”), the complete terms and conditions of which are set forth in an offering memorandum, dated March 31, 2022 (the “Offering Memorandum”).

Pursuant to the Exchange Offers, the aggregate principal amount of each series of the Existing Notes set forth below was validly tendered, accepted for exchange by the Company and subsequently cancelled: (i) $49,686,000 aggregate principal amount of 4.700% Senior Notes due 2027, issued by CA, Inc., a Delaware corporation; (ii) $479,609,000 aggregate principal amount of 5.000% Senior Notes due 2030, issued by the Company; (iii) $302,581,000 aggregate principal amount of 4.750% Senior Notes due 2029, issued by the Company; (iv) $847,001,000 aggregate principal amount of 4.110% Senior Notes due 2028, issued by the Company; and (v) $823,316,000 aggregate principal amount of 4.150% Senior Notes due 2030, issued by the Company.

Following such cancellation, the aggregate principal amount of each series of Existing Notes set forth below remain outstanding: (i) $215,416,000 aggregate principal amount of 4.700% Senior Notes due 2027, issued by CA, Inc., a Delaware corporation; (ii) $606,305,000 aggregate principal amount of 5.000% Senior Notes due 2030, issued by the Company; (iii) $1,655,420,000 aggregate principal amount of 4.750% Senior Notes due 2029, issued by the Company; (iv) $1,118,175,000 aggregate principal amount of 4.110% Senior Notes due 2028, issued by the Company; and (v) $1,855,742,000 aggregate principal amount of 4.150% Senior Notes due 2030, issued by the Company.

Indenture

The New Notes were issued pursuant to an Indenture, dated April 18, 2022, between the Company and Wilmington Trust, National Association, as trustee (the “Indenture”). Each series of New Notes pays interest semi-annually in arrears on May 15 and November 15 of each year. The New Notes were offered in a private placement to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in transactions outside of the United States in reliance on Regulation S under the Securities Act.

Optional Redemption Provisions and Change of Control Purchase Right

The Company may, at its option, redeem or purchase, in whole or in part, the New Notes at any time prior to February 15, 2037 (three months prior to maturity) at a price equal to 100% of the principal amount of the New Notes being redeemed, plus a corresponding “make-whole” premium as set forth in the Indenture, plus accrued and unpaid interest thereon to, but excluding, the redemption date. In addition, the Company may, at its option, redeem or purchase, in whole or in part, the New Notes on or after February 15, 2037 (three months prior to maturity) at a redemption price equal to 100% of the principal amount of the New Notes being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the redemption date.

In the event that certain changes in the tax law of any relevant jurisdiction would impose withholding taxes on payments on the New Notes, the Company may redeem a series of New Notes in whole, but not in part, at any time, at a redemption price of 100% of the principal amount, plus accrued and unpaid interest thereon, if any, and Additional Amounts (as defined in the Indenture), if any, to, but excluding, the redemption date.

The holders of the New Notes will also have the right to require the Company to purchase their New Notes upon the occurrence of a Change of Control Triggering Event, as defined in the Indenture, at an offer price equal to 101% of the aggregate principal amount of the New Notes purchased plus accrued and unpaid interest thereon to, but excluding, the date of purchase.

Ranking

Under the terms of the Indenture, the New Notes are the Company’s senior unsecured obligations and (i) rank equal in right of payment with all of the Company’s existing and future senior unsecured indebtedness, (ii) rank senior in right of payment to the Company’s existing and future subordinated indebtedness, (iii) are effectively subordinated in right of payment to the Company’s existing and future secured obligations, to the extent of the assets securing such obligations and (iv) are structurally subordinated in right of payment to any existing and future indebtedness or other liabilities, including trade payables, of the Company’s subsidiaries.

Restrictive Covenants

The Indenture contains covenants that, subject to certain qualifications and exceptions, limit the ability of the Company and its subsidiaries to, among other things, (i) incur certain secured debt; (ii) enter into certain sale and lease-back transactions and (iii) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets.

Events of Default

Upon the occurrence of an event of default under the Indenture with respect to the New Notes, which includes payment defaults, defaults in the performance of certain covenants and bankruptcy and insolvency related defaults, the Company’s obligations under the New Notes may be accelerated, in which case the entire principal amount of the New Notes would be immediately due and payable.

The foregoing description of the Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture. A copy of the Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated by reference herein.

Registration Rights Agreement

On April 18, 2022, the Company and Barclays Capital Inc., BBVA Securities Inc., BNP Paribas Securities Corp. and J.P. Morgan Securities LLC, as dealer-managers in connection with the Exchange Offers, entered into a registration rights agreement with respect to the New Notes (the “Registration Rights Agreement”). The Company agreed under the Registration Rights Agreement to use commercially reasonable efforts to (i) file a registration statement on an appropriate registration form with respect to a registered offer to exchange each series of the New Notes for new notes, with terms substantially identical in all material respects to such series of New Notes and (ii) cause the registration statement to be declared effective under the Securities Act.

If the exchange offer is not completed on or before April 18, 2027, the Company will use commercially reasonable efforts to file and to have declared effective a shelf registration statement relating to resales of the New Notes and keep such shelf registration statement effective until the date that the New Notes cease to be Transfer Restricted Securities (as defined in the Registration Rights Agreement).

If the Company fails to satisfy this obligation with respect to a series of the New Notes (a “registration default”) under the Registration Rights Agreement, then additional interest will accrue on the principal amount of the New Notes of such series at an annual rate of 0.250%. The annual interest rate on such series of the New Notes will increase by an additional 0.250% for each subsequent 90-day period during which the registration default continues, up to a maximum of 1.000%. The additional interest will accrue to and including the date such registration default ends, at which time the interest rate on the New Notes will revert to the original level. A registration default ends with respect to any New Notes when such New Notes cease to be Transfer Restricted Securities.

If the Company is required to pay additional interest due to a registration default, the Company will pay such additional interest to the holders of the New Notes in cash on the same dates that the Company makes other interest payments on the New Notes, until the applicable registration default is cured.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement. A copy of the Registration Rights Agreement is attached as Exhibit 4.3 to this Current Report on Form 8-K, and is incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The information disclosed above under Item 1.01 is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This report contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended) concerning Broadcom. These statements include, but are not limited to, statements that address our expected future business and financial performance, and other statements identified by words such as “will,” “expect,” “believe,” “anticipate,” “estimate,” “should,” “intend,” “plan,” “potential,” “predict,” “project,” “aim,” and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of Broadcom, as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside the Company’s and management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements.

Particular uncertainties that could materially affect future results include risks associated with: the COVID-19 pandemic, which has disrupted, and will likely continue to disrupt, normal business activity, and which may have an adverse effect on our results of operations; any loss of our significant customers and fluctuations in the timing and volume of significant customer demand; our dependence on contract manufacturing and outsourced supply chain; our dependency on a limited number of suppliers; government regulations and administrative proceedings, trade restrictions and trade tensions; global economic conditions and concerns; cyclicality in the semiconductor industry or in our target markets; global political and economic conditions; our significant indebtedness and the need to generate sufficient cash flows to service and repay such debt; the amount and frequency of our share repurchase program; dependence on and risks associated with distributors and resellers of our products; dependence on senior management and our ability to attract and retain qualified personnel; any acquisitions we may make, such as delays, challenges and expenses associated with receiving governmental and regulatory approvals and satisfying other closing conditions, and with integrating acquired businesses with our existing businesses and our ability to achieve the benefits, growth prospects and synergies expected by such acquisitions; involvement in legal proceedings; quarterly and annual fluctuations in operating results; our ability to accurately estimate customers’ demand and adjust our manufacturing and supply chain accordingly; our competitive performance and ability to continue achieving design wins with our customers, as well as the timing of any design wins; prolonged disruptions of our or our contract manufacturers’ manufacturing facilities, warehouses or other significant operations; our ability to improve our manufacturing efficiency and quality; our dependence on outsourced service providers for certain key business services and their ability to execute to our requirements; our ability to maintain or improve gross margin; our ability to protect our intellectual property and the unpredictability of any associated litigation expenses; compatibility of our software products with operating environments, platforms or third-party products; our ability to enter into satisfactory software license agreements; availability of third party software used in our products; use of open source code sources in our products; any expenses or reputational damage associated with resolving customer product warranty and indemnification claims; market acceptance of the end products into which our products are designed; our ability to sell to new types of customers and to keep pace with technological advances; our compliance with privacy and data security laws; our ability to protect against a breach of security systems; fluctuations in foreign exchange rates; our provision for income taxes and overall cash tax costs, legislation that may impact our overall cash tax costs and our ability to maintain tax concessions in certain jurisdictions; and other events and trends on a national, regional and global scale, including those of a political, economic, business, competitive and regulatory nature. Many of the foregoing risks and uncertainties are, and will be, exacerbated by the COVID-19 pandemic and any worsening of the global business and economic environment as a result.

Our filings with the Securities and Exchange Commission (“SEC”), which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect our business, results of operations and financial condition. Actual results may vary from the estimates provided. We undertake no intent or obligation to publicly update or revise any of the estimates and other forward-looking statements made in this announcement, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Indenture, dated April 18, 2022, between the Company and Wilmington Trust, National Association, as trustee.

4.2	Form of 4.926% Senior Notes due 2037 (included in Exhibit 4.1).

4.3	Registration Rights Agreement, dated April 18, 2022, between the Company and Barclays Capital Inc., BBVA Securities Inc., BNP Paribas Securities Corp. and J.P. Morgan Securities LLC, as dealer-managers in connection with the Exchange Offers.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BROADCOM INC.

Date: April 18, 2022	By:	/s/ Kirsten Spears
	Name:	Kirsten Spears
	Title:	Chief Financial Officer